EXHIBIT 7.1


         This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by Van Kampen Funds Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, directors or officers of Van Kampen Funds Inc., a Delaware corporation, hereby constitute and appoint Stephanie Chang Yu, Lou Anne McInnis, John F. Tierney and Gina Costello, and each of them, provided that such person remains employed by Van Kampen Funds Inc. or an affiliate thereof, (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Van Kampen Funds Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he/she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated this 17th day of August, 2004.

                                   /s/ AMY R.
                         ------------------------------
                                    DOBERMAN
                            ------------------------
                                 Amy R. Doberman

             ------------------------------------------------------
                                Mitchell M. Merin

             ------------------------------------------------------
                                John L. Sullivan

             ------------------------------------------------------
                               Jonathan S. Thomas

             ------------------------------------------------------
                               Edward C. Wood, III



         This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by Van Kampen Funds Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, directors or officers of Van Kampen Funds Inc., a Delaware corporation, hereby constitute and appoint Stephanie Chang Yu, Carsten Otto, and Gina Costello, and each of them, provided that such person remains employed by Van Kampen Funds Inc. or an affiliate thereof, (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Van Kampen Funds Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he/she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated this 31st day of May, 2004.

                                    /s/ BARRY
                      ------------------------------------
                                      FINK
                           ---------------------------
                                   Barry Fink

                                 /s/ MITCHELL M.
                       ----------------------------------
                                      MERIN
                              --------------------
                                Mitchell M. Merin

                                   /s/ JOHN L.
                        ---------------------------------
                                    SULLIVAN
                            ------------------------
                                John L. Sullivan

                             /s/ JONATHAN S. THOMAS
              ----------------------------------------------------
                               Jonathan S. Thomas

                               /s/ EDWARD C. WOOD,
                      ------------------------------------
                                       III
                               ------------------
                               Edward C. Wood, III